EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 Of THE SARBANES-OXLEY ACT OF 2002

I, Douglas R. Waggoner, Chief Executive Officer of Echo Global Logistics, Inc. (the "Company"), hereby certify, that:

(1) The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2017 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Form 10-Q fairly presents, in all material aspects, the financial condition and results of operations of the Company.

July 28, 2017	/s/ DOUGLAS R. WAGGONER
Douglas R. Waggoner Chairman and Chief Executive Officer